Prospectus

May 1, 2011

Variable CompLife®

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes an individual scheduled premium Variable Whole Life Insurance Policy that combines a minimum guaranteed death benefit with additional protection in an integrated policy design (the “Policy”). You may choose to invest your Net Premiums in up to ten Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio*
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio*	Emerging Markets Equity Portfolio*
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio*	Short-Term Bond Portfolio*
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio*
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio*
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio*
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio*	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio*

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio*

Russell Investment Funds Multi-Style Equity Fund	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund*
Global Real Estate Securities Fund	Balanced Strategy Fund*
Non-U.S. Fund	Growth Strategy Fund*
Core Bond Fund	Equity Growth Strategy Fund*

*Please note that we do not expect these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state.

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus.

The variable life insurance policies we presently offer are described in separate prospectuses.

Contents of this Prospectus

PROSPECTUS

Variable CompLife®

•	Variable Whole Life Policy
•	Minimum Guaranteed Death Benefit with Additional Protection

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the Insured so long as premiums are paid when due and no Policy Debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your Death Benefit. Death Benefit amounts paid will be reduced by any Policy Debt outstanding. (See “Death Benefit.”)

Access to Your Values    The Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit partial surrenders so long as the Policy that remains meets our minimum size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

Flexibility    You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account, using as many as 10 Divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one Division to another as often as 12 times in a Policy Year.

Optional Benefits    You may select two optional benefits for purchase under the Policy, a Waiver of Premium Benefit and an Additional Purchase Benefit. These optional benefits may not be available in all states. These optional benefits are not available for all Issue Ages and underwriting classifications.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus. You may also call our Income Benefits Department at 1-866-269-2950 for more information.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal. (See “Tax Treatment of Life Insurance.”)

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value and Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Additional Protection from decreasing, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience may reduce the amount of premium you need to

Variable CompLife® Prospectus

pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Cash Value and Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    We will deduct a surrender charge if you request a surrender or partial surrender of your Policy, or the Policy becomes paid-up insurance before the payment of the premium due at the start of the 15th Policy Year. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A maximum of four withdrawals is permitted per Policy Year. A partial surrender or withdrawal will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a MEC if the total amount of premiums you have paid exceeds a defined limit; surrenders, withdrawals, and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Moreover, if excessive Policy loans cause a Policy to terminate, or if the Policy otherwise lapses out of force before the Insured dies, a tax liability may arise as a result with no value in the Policy with which to pay the tax liability. In addition, please note that you may no longer change Insureds on your Policy, unless you exchange your Policy for a new policy with the mortality tables recognized by the Internal Revenue Service when satisfying the definitional test for life insurance. (See “Tax Treatment of Policy Benefits.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Additional Protection from decreasing.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. (See “Deductions and Charges” for a more detailed description.)

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, withdraw Excess Amount, surrender the Policy, make partial surrenders, or transfer amounts between the Divisions.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.00% of premiums[1]	3.5% of the premium (includes both “State Premium Tax Charge” and “Other Premium Expense Charge”)
Other Premium Expense Charge[2]	Upon each Premium Payment	1.00% of premiums
Sales Load	Upon each Premium Payment	4.5% of the premium	4.5% of the premium
Administrative Charge for Withdrawals	Upon a withdrawal of Excess Amount	Currently waived	$25
Administrative Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender	$216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection for the first Policy Year, graded down linearly each year to zero at the beginning of the tenth Policy Year	Same as current charge

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Premium Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender before payment of a scheduled premium that is due at the beginning of the fifteenth Policy Year

Up to 40% of the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy Fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection[3]

Minimum: $0.264 per $1000 of Minimum Guaranteed Death Benefit (for a female, Issue Age 1, after the year 14 Premium Payment) plus $0.0824 per $1000 of Additional Protection

Maximum: $38.16 per $1000 of Minimum Guaranteed Death Benefit plus $26.304 per $1000 of Additional Protection (for a male, Issue Age 75, Premier Tobacco or Preferred Tobacco, after 5-10 years of Premium Payments)

Representative: $5.052 per $1000 of Minimum Guaranteed Death Benefit plus $0.756 per $1000 of Additional Protection (for a male, Issue Age 35, Premier Non-Tobacco or Preferred Non-Tobacco, after 5-10 years of Premium Payments)

Same as current charge
Fee for Transfer of Assets	Upon transfer of assets among the Divisions	Currently waived	$25
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	See “Information about the Policy—Premiums” for more information.
[2]

This charge was previously referred to as the “OBRA Expense Charge”. Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. To compensate us for corporate taxes, we make a charge of 1.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010 and 1.00% of subsequent premiums.

[3]

The premium surrender charge is a percentage of the surrender charge base, the amount of which will vary depending upon whether you suspended the payment of scheduled premiums at any time during the first five Policy Years. The premium surrender charge percentage varies by Issue Age and typically increases between Policy Years one through five, remains levels in Policy Years five through ten, and declines in Policy Years eleven through fifteen to zero. For more information on the calculation of the premium surrender charge, see “Surrender Charges” in this prospectus.

[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Administrative Costs	At Policy Date and annually on the Policy Anniversary	$60	$84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection
Charge for Issuance Expenses	At Policy Date and annually on the Policy Anniversary for each of the first ten Policy Years	$24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection	Same as current amount

Variable CompLife® Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Guarantee of the Minimum Guaranteed Death Benefit	At Policy Date and annually on the Policy Anniversary	$0.12 per $1,000 of Minimum Guaranteed Death Benefit	Same as current amount
Charge for Cost of Insurance—Maximum and Minimum[2] Charge for Cost of Insurance—Representative[2]	At Policy Date and annually on the Policy Anniversary

Maximum: $1,000 per $1,000 of net amount at risk (at age 99)[2]

Minimum: $0.69 per $1,000 of net amount at risk (for a female Insured age 10)[2]

Representative: $3.07 per $1,000 of net amount at risk (for a male Insured age 44 in the Premier Non-Tobacco or Preferred Non-Tobacco underwriting classification)[2]

Same as current amount
Charge for Mortality and Expense Risks	Daily	Annual rate of .45% of the assets of the Separate Account[2]	Annual rate of .60% of the assets of the Separate Account[2]
Charge for Waiver of Premium Rider[3]	At Policy Date and annually on the Policy Anniversary to age 65	Maximum: 5.1% of premium (Issue Age 57) Minimum: 1.3% of premium (Issue Age 0-9) Representative: 2.5% of premium (Issue Age 35)	Same as current amount
Charge for Additional Purchase Benefit[3]	At Policy Date and annually on the Policy Anniversary to age 40	Maximum: $2.21 per $1,000 of the benefit (Issue Age 38)[4] Minimum: $0.54 per $1,000 of the benefit (Issue Age 0)[4] Representative: $0.54 per $1,000 of the benefit (the most common Issue Age is 0)	Same as current amount
Extra Premium for Insureds Who Qualify as Sub-Standard Risks[3]	At Policy Date and annually on the Policy Anniversary and with each unscheduled premium

Up to $53.63 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection plus up to 37.2% of any (optional) additional premium[5]

Maximum: $53.63 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection plus 10.3% of additional premium paid (for a male, Issue Age 75, Class 9 Non-Tobacco or Class 7 Tobacco, with additional premium paid at age 75)

Minimum: $0.66 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection plus 5.6% of additional premium paid (for a female, Issue Ages 0-3, Class 1 Non-Tobacco, with additional premium paid at ages 0-15)

Representative: $3.76 per $1,000 of the Minimum Guaranteed Death Benefit and Additional Protection plus 10.1% of additional premium paid (for a male, Issue Age 35, Class 2 Non-Tobacco or Standard Plus Tobacco, with additional premium paid at age 44)

Same as current amount
Charge for Mortality and Expense Risks and Expenses for Loans[6]	Daily	Annual rate of 0.90% of Policy Debt[2]	Annual rate of 1.00% of Policy Debt

[1]	Some fees and expenses, such as fees applicable in Policy Years prior to your current Policy Year, may no longer apply because the Policy is no longer issued.
[2]

See “Deductions and Charges—Charges Against the Policy Value” for more information about how we determine cost of insurance rates. The amounts of these deductions may be effectively reduced by the dividends we may pay on in-force Policies. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Financial Representative. We do not guarantee future dividends. (See “Annual Dividends.”) The cost of insurance rate shown in the table may not be representative of the charge that a particular Owner may pay. Generally, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. The net amount at risk is the projected Death Benefit, discounted at a net annual rate of 4%, less the sum of the Policy Value and the Cash Value of any paid-up insurance. The projected Death Benefit is the Death Benefit at the end of the Policy Year, assuming a 4% net annual growth rate. Request an illustration for personalized information from your Financial Representative. (See “Illustrations.”)

Variable CompLife® Prospectus

[3]

The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charges for Waiver of Premium Rider and Additional Purchase Benefit do not vary by sex. Generally, these charges increase for older Issue Ages except that the charge for Waiver of Premium rider does not increase after age 57. In addition, higher rates may apply to substandard underwriting classifications.

[4]	The maximum benefit amount is $100,000.
[5]	Varies by age and underwriting classification.
[6]

This charge is a loan interest spread; that is, the difference between the interest charged and the amount credited to the Policy. This amount is deducted from Invested Assets. (See “Policy Loans and Automatic Premium Loan—General Loan Terms.”)

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2010. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.57%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2010, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)(2)	0.77%	0.00%	0.02%	0.00%	0.79%	(0.02%	)	0.77%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.07%	0.00%	0.84%	0.00%		0.84%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.08%	0.00%	0.80%	0.00%		0.80%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.02%	0.00%	0.58%	0.00%		0.58%
Equity Income Portfolio(1)	0.65%	0.00%	0.02%	0.00%	0.67%	0.00%		0.67%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.02%	0.02%	0.29%	0.00%		0.29%
Mid Cap Value Portfolio(1)(3)	0.85%	0.00%	0.07%	0.00%	0.92%	0.00%		0.92%
Small Cap Growth Stock Portfolio	0.56%	0.00%	0.04%	0.00%	0.60%	0.00%		0.60%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.18%	0.00%	0.43%	(0.07%	)	0.36%
Small Cap Value Portfolio(1)(4)	0.85%	0.00%	0.02%	0.21%	1.08%	0.00%		1.08%
International Growth Portfolio(1)	0.68%	0.00%	0.13%	0.00%	0.81%	0.00%		0.81%
Research International Core Portfolio(1)	0.88%	0.00%	0.50%	0.00%	1.38%	(0.23%	)	1.15%
International Equity Portfolio(5)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.05%	)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.43%	0.00%	1.57%	(0.07%	)	1.50%
Money Market Portfolio(6)	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%		0.39%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.56%	0.00%	0.06%	0.00%	0.62%	0.00%		0.62%

Variable CompLife® Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Inflation Protection Portfolio(1)	0.57%	0.00%	0.04%	0.00%	0.61%	0.00%		0.61%
High Yield Bond Portfolio	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%		0.47%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.12%	0.00%	0.91%	0.00%		0.91%
Commodities Return Strategy Portfolio(1)(7)	0.80%	0.00%	0.16%	0.22%	1.18%	(0.20%	)	0.98%
Balanced Portfolio	0.30%	0.00%	0.00%	0.03%	0.33%	0.00%		0.33%
Asset Allocation Portfolio(1)(8)	0.54%	0.00%	0.04%	0.03%	0.61%	(0.05%	)	0.56%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.25%	0.10%	0.00%	0.91%	0.00%		0.91%
VIP Contrafund® Portfolio	0.56%	0.25%	0.09%	0.00%	0.90%	0.00%		0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(9)	0.85%	0.00%	0.23%	0.00%	1.08%	0.00%		1.08%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.16%	0.00%	0.89%	0.00%		0.89%
Aggressive Equity Fund(10)	0.90%	0.00%	0.21%	0.00%	1.11%	(0.06%	)	1.05%
Global Real Estate Securities Fund	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%		0.99%
Non-U.S. Fund(10)	0.90%	0.00%	0.23%	0.00%	1.13%	(0.06%	)	1.07%
Core Bond Fund(10)	0.55%	0.00%	0.21%	0.00%	0.76%	(0.07%	)	0.69%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(11)	0.20%	0.00%	0.24%	0.78%	1.22%	(0.34%	)	0.88%
Balanced Strategy Fund(11)	0.20%	0.00%	0.16%	0.91%	1.27%	(0.26%	)	1.01%
Growth Strategy Fund(11)	0.20%	0.00%	0.19%	0.98%	1.37%	(0.29%	)	1.08%
Equity Growth Strategy Fund(11)	0.20%	0.00%	0.33%	1.03%	1.56%	(0.43%	)	1.13%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2012.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%
Commodities Return Strategy	0.98%
Asset Allocation	0.75%

(2)

Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.75% of the portfolio’s first $100 million of assets, 0.70% on portfolio assets from $100 million to $300 million, 0.65% on portfolio assets from $300 million to $500 million and 0.60% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(3)

Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $150 million of assets, 0.80% on portfolio assets from $150 million to $300 million and 0.75% on portfolio assets in excess of $300 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(4)

Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $500 million of assets and 0.80% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(5)

International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2012.

(6)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(7)

Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

Variable CompLife® Prospectus

(8)

Asset Allocation Portfolio—MSA has contractually agreed to waive a portion of its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million.

(9)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the portfolio’s expenses through December 31, 2014 by waiving fees and/or reimbursing certain expenses of the portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.30% per annum of the portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(10)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2012, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(11)

For each of the Russell Investment Funds LifePoints® Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

The Company

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $179 billion as of December 31, 2010. The Home Office of Northwestern Mutual is located is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

Variable CompLife® Prospectus

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Variable CompLife® Prospectus

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Pacific Investment Management Company LLC and Credit Suisse Asset Management, LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio(1)	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Large Company Value Portfolio(1)	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio(1)	Investment results that approximate the performance of the S&P SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(2)	N/A
Short-Term Bond Portfolio(1)	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio(1)	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC

Variable CompLife® Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Inflation Protection Portfolio(1)	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(3)	N/A
Multi-Sector Bond Portfolio(1)	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio(1)	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)

We do not expect these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

(2)

Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

(3)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR).

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc. and Fidelity Research & Analysis Company
VIP Contrafund® Portfolio*	Long-term capital appreciation	FMR Co., Inc. and Fidelity Research & Analysis Company

*

We do not expect the VIP Contrafund® Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio*	Long-term growth of capital	N/A

*

We do not expect the Socially Responsive Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Variable CompLife® Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund*	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund*	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund*	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund*	High long-term capital appreciation

*

We do not expect any of the LifePoints® Variable Target Portfolio Series to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors. (See the Portfolios’ prospectuses for more information.) As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Variable CompLife® Prospectus

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

The Policy Design

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the Insured if premiums are paid when due and no Policy Debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and underwriting classification and age of the Insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an Insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger Insureds and shorter for older Insureds, but will not be less than six years, or more than 46 years.

We place Net Premiums in the Divisions you select. The Net Premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by any charges, including the cost of insurance, which is based on the net amount at risk. The net amount at risk is the Projected Insurance Amount divided by 1.04, less the Policy Value. The Projected Insurance Amount is what the insurance amount would be at the end of the year assuming a 4% annual effective interest rate on invested amounts. The cost of insurance also reflects the Attained Age of the Insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the Insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. The change in the Policy Value will depend, in part, on the investment performance of the Divisions you choose. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy Years, or you will need to pay additional premium to keep the Additional Protection from falling.

For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale as of the year the Policy was issued. You may request a sales illustration to show the impact on the Additional Protection of a particular average annual net investment rate of return. (See “Illustrations.”) Any excess Policy Value (“Excess Amount”) is simply added to the Death Benefit and the Cash Value, dollar for dollar, unless a greater increase in the Death Benefit is required to meet tax requirements for life insurance. (See “Excess Amount” and “Tax Treatment of Policy Benefits.”)

The Policy also allows you to pay additional premiums that may be used to increase Policy Value or, subject to the insurability of the Insured, to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value.

Requirements for Insurance

The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the Insured was below age 15 or over age 59 at issue. If the initial premium was at least $10,000 ($5,000 for ages below 15), the required minimum for the Minimum Guaranteed Death Benefit was $1,000. A lower minimum also may have applied in some other circumstances and would apply if the Policy was purchased for an employer-sponsored benefit plan. (See “Special Policy for Employers.”) In all cases, the Minimum Guaranteed Death Benefit must be at least $1,000.

Before issuing a Policy, we required satisfactory evidence of insurability. Non-smokers who meet underwriting requirements for the best three classifications were considered Premier Non-Tobacco, Preferred Non-Tobacco, and Standard Plus Non-Tobacco, respectively. The best two classes of smokers were considered Premier Tobacco and Preferred Tobacco, respectively. The premium depends in part on the underwriting classification. We charged a higher premium for Insureds who qualified as substandard risks, i.e., for Insureds who did not qualify for the underwriting classifications mentioned above. The amount of extra premium depends in part on the underwriting classification in which we placed the Insured.

For Policies issued prior to January 1, 2005, we used a different underwriting classification system. Risks which would be considered Premier Non-Tobacco or Preferred Non-Tobacco under the current system were called Select. Risks which would be considered Premier Tobacco or Preferred Tobacco under the current system were called Standard.

Premiums

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy Year. Premiums are payable at our Home Office. You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally

Variable CompLife® Prospectus

will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account.”)

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule, and we permit Premium Payment under an authorized payment plan by electronic funds transfer from your bank. Even if you pay premiums more frequently than annually, we place the scheduled net annual premium in the Separate Account at the beginning of each Policy Year. We advance this amount on this date and we are reimbursed as we receive your Premium Payments during the Policy Year. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (1) scheduled Premium Payments to be suspended (subject to the conditions described later in this section), (2) if previously chosen by you, the Policy to continue in force as a reduced amount of paid-up insurance, (3) if the Automatic Premium Loan provision is currently in effect, an automatic premium loan (see “Policy Loans, Automatic Premium Loans, and Withdrawals”) to pay an overdue premium if the premium is less than the maximum amount available for a new loan, or (4) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Separate Account assets supporting the Policy to reflect the premiums due later in the Policy Year. This will result in the Company reclaiming the amount of any premium previously advanced for later in the Policy year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional Premium Payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semi-annual premium is equal to the annual premium times .5096 plus $1.35. For any frequency other than annual, the annual percentage rate (“APR”) will depend on the amount of the annual premium and the Premium Payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.northwesternmutual.com.

The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.

Annual Premium	Periodic Premium	Annual Sum of Periodic Premiums	Annual Sum of Periodic Premiums Minus the Annual Premium	Annual Percentage Rate (APR)
MONTHLY PREMIUMS
$ 1,000.00	$ 86.80	$ 1,041.60	$ 41.60	9.00%
5,000.00	432.00	5,184.00	184.00	7.97%
10,000.00	863.50	10,362.00	362.00	7.84%
QUARTERLY PREMIUMS
1,000.00	259.30	1,037.20	37.20	9.96%
5,000.00	1,288.50	5,154.00	154.00	8.24%
10,000.00	2,575.00	10,300.00	300.00	8.03%
SEMIANNUAL PREMIUMS
1,000.00	510.95	1,021.90	21.90	8.96%
5,000.00	2,549.35	5,098.70	98.70	8.06%
10,000.00	5,097.35	10,194.70	194.70	7.94%

Variable CompLife® Prospectus

Scheduled Premium and Additional Protection    The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and, depending on your Policy, the premium for Additional Protection. Additional Protection is additional insurance coverage guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value. The amount of the scheduled premium depends on the amount of the Minimum Guaranteed Death Benefit (see “Death Benefit”) and the amount of Additional Protection, as well as the Insured’s age and underwriting classification. The amount of the scheduled premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value, as directed by the Owner. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy. We will reduce the additional premium included in the scheduled premium at any time upon your request unless required for any additional benefit. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits.

Policies that include Additional Protection are subject to a minimum premium (as part of their scheduled premium) that is equal to 70% of the premium for a Policy if it consisted solely of Minimum Guaranteed Death Benefit (the “70% requirement”). The premium for the Additional Protection is two times the cost of term insurance (for the Insured’s age when the Policy was issued using the Cost of Insurance rates in your Policy) as long as this premium for Additional Protection in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement, the premium for Additional Protection is increased to meet the 70% requirement. In this case, the amount by which the premium is increased, after deductions, is used to increase the Policy Value.

If the Policy includes Additional Protection, after the guaranteed period we may reduce the amount of Additional Protection if Policy Value does not exceed a certain amount as described in the Policy. To prevent a reduction of the amount of Additional Protection, we may require an increased premium determined as of the date 25 days before the Policy Anniversary. In this case you are entitled to pay the increased premium required to keep the Additional Protection from falling until the Insured reaches age 80, but this right terminates as of the first Policy Anniversary on which you do not pay the increased premium when it is due.

The following table shows representative annual premiums for a Policy with an initial Death Benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for males at three ages, where Insureds are not substandard risks. This disclosure is intended to provide an example of the amounts of premium for Additional Protection relative to overall premium. Note that the Total Premium amount will be at least 70% of the premium that would be required for a $400,000 Policy without Additional Protection.

Age at Issue	Minimum Guaranteed Death Benefit	Premium for Minimum Guaranteed Death Benefit	Additional Protection	Premium for Additional Protection	Total Premium
	SELECT or PREMIER NON-TOBACCO or PREFERRED NON-TOBACCO
15	$200,000	$1,292	$200,000	$588	$1,880
35	200,000	2,610	200,000	1,010	3,620
55	200,000	6,618	200,000	3,320	9,938
	STANDARD PLUS or STANDARD PLUS NON-TOBACCO
15	$200,000	$1,406	$200,000	$608	$2,014
35	200,000	2,874	200,000	1,118	3,992
55	200,000	7,196	200,000	4,428	11,624
	STANDARD or PREMIER TOBACCO or PREFERRED TOBACCO
15	$200,000	$1,612	$200,000	$740	$2,352
35	200,000	3,362	200,000	1,310	4,672
55	200,000	8,650	200,000	6,380	15,030

Suspension of Premium Payments    You may suspend payment of scheduled premiums, at your option, if, as of 25 days prior to the Policy Anniversary on or before the due date of the premium, (1) the Excess Amount (see “Excess Amount”) equals or exceeds one year’s minimum scheduled premium (premium for the Minimum Guaranteed Death Benefit and the Additional Protection), plus the premium for any additional benefit, and (2) the Policy Value exceeds an amount that, at 6% interest, provides for future insurance coverage under your Policy, and future charges for expenses and additional benefits, and (3) no withdrawals are made after a date 25 days prior to the previous Policy Anniversary. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead at a pre-established rate set forth in your Policy. These rates may be different than charges applicable to premiums not under Premium Suspension. You may resume payment of scheduled premiums as of any Policy Anniversary and may be

Variable CompLife® Prospectus

required to do so if the Excess Amount, as of a date 25 days prior to the Policy Anniversary, is determined to be less than one year’s minimum scheduled premium plus the premium for any additional benefit. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

Grace Period    The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. (See “Paid-Up Insurance.”)

Death Benefit

General    The Death Benefit for a Policy will equal the sum of (1) the amount of the Minimum Guaranteed Death Benefit (see below), (2) the amount of any Additional Protection in effect (see “Premiums—Scheduled Premium and Additional Protection”), (3) any Excess Amount of Policy Value (see “Excess Amount”), and (4) the amount of any paid-up additional insurance (see “Policy Value and Paid-Up Additional Insurance”), unless a higher amount is required by the Internal Revenue Code (see “Tax Treatment of Policy Benefits”). The amount payable under the Death Benefit is reduced by the amount of any Policy Debt outstanding and, if premiums are not paid on an annual basis, an adjustment for premiums used to purchase paid-up additional insurance that are due later in the Policy Year.

Minimum Guaranteed Death Benefit    The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Divisions, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit, we have assumed that the Separate Account assets will grow at a net annual rate of 4% after adjusting for the Separate Account charges and the expenses of the Portfolios in which the Divisions invest. (See “Deductions and Charges—Charges Against the Separate Account Assets.”) We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

Policy Value and Excess Amount    The Policy Value is the cumulative Net Premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional Net Premiums or Policy dividends which have been used to increase the Policy Value: (1) adjusted for investment experience; (2) less the cost of insurance which we deduct from the Policy Value on each Policy Anniversary; and (3) less any other charges. Therefore, the investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit. If your Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and Additional Protection, if any, due to favorable investment results or from additional premiums or dividends used to increase Policy Value, you will have an Excess Amount. (See “Excess Amount.”) Any Excess Amount will increase the Death Benefit for the Policy, dollar-for-dollar, unless your Policy would not meet the definitional requirements for life insurance under the Internal Revenue Code (see below). The Policy Value and any Excess Amount change daily. The Policy Value and Excess Amount on the date of death will be used in the calculation of the Death Benefit.

Additional Protection    The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value unless the Policy has an Excess Amount. (See “Excess Amount.”) After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds a certain amount described in the Policy. Additional information regarding Additional Protection can be found in the “Premiums—Scheduled Premiums and Additional Protection” section.

Tax Considerations    We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. (See “Tax Treatment of Policy Benefits.”) These rules require that the Death Benefit will never be less than the Policy Value divided by the net single premium per dollar of Death Benefit. The required difference between the Death Benefit and the Policy Value is larger at younger ages than at older ages. The Policy provides for an increase in the Death Benefit to the extent required to meet this requirement. After the Death Benefit has been increased to meet this requirement, an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the Death Benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the Death Benefit.

Paid-Up Additional Insurance    The Death Benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the Attained Age of the Insured.

Payment of Proceeds     Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

Variable CompLife® Prospectus

Your beneficiary may receive the Death Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Death Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the full Death Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of the beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company's General Account. The Northwestern Access Fund is part of the Company's General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

If a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, Death Benefits, less any Policy Debt, may be paid under a payment plan selected by your beneficiary after the death of the Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). The choice of payment plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the payment plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. A payment plan that is elected by the Policy Owner will take effect on the date of death of the Insured if notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability if you increase the scheduled additional premium. We do not permit increases in the scheduled additional premium after the Policy Anniversary nearest the Insured’s 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total Death Benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Separate Account

We place the net scheduled annual premium in the Separate Account on each Policy Anniversary even if you are paying premiums other than on an annual frequency. With respect to those Premium Payments, we will process the premiums based upon the value of the units in the Divisions determined at the close of trading on the New York Stock Exchange (“NYSE”) (typically, 4:00 pm Eastern Time) for that day.

We will place net unscheduled premiums in the Separate Account as of the date they are received at a Network Office or at our Home Office, provided the request is received in good order prior to the close of trading on the NYSE. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, insurability, underwriting, and MEC-limit requirements. We will generally process the net unscheduled premiums based upon the value of the units in the Divisions as of the close of trading on the NYSE. If we receive the net unscheduled premiums on or after the close of trading on the NYSE, we will process the net unscheduled premiums using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Net premiums are premiums less the deductions from premiums. (See “Deductions from Premiums.”)

You may change the allocation for future Net Premiums at any time by written request and the change will be effective for premiums placed in the Separate Account thereafter. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at www.northwesternmutual.com. If you allocate any portion of a premium to a Division, the Division must receive at least 1% of that premium.

Variable CompLife® Prospectus

You may apportion the Separate Account assets supporting your Policy among as many as ten Divisions at any one time. We count the Money Market Division as one of the ten available Divisions if you are using it for any purpose, including dollar cost averaging.

Transfers Between Divisions    Subject to the short-term and excessive trading limitations described below, you may change your allocation between Divisions and transfer accumulated amounts from one Division to another so long as you are invested in no more than ten Divisions at a time. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing at our Home Office, via Northwestern Mutual Express (1-800-519-4665) or, if eligible, via our website at (www.northwesternmutual.com). The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Invested Assets must be in whole percentages in all Divisions that have any Invested Assets as a result of the transfer.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and will be sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division,

Variable CompLife® Prospectus

excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, to initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Deductions and Charges

Deductions from Premiums    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The charge is currently 2.00% of premiums regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from premiums in the future to cover these taxes subject to the overall cap of 3.5% as stated below.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each Premium Payment to compensate us for corporate taxes. Currently, this charge is 1.00% of premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the other premium expense charge may each vary in amount, but the sum of these charges will not exceed 3.5%.

We deduct a charge, or sales load, of 4.5% for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct

Variable CompLife® Prospectus

for costs in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we have assumed. (See “Charges Against the Separate Account Assets.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than distribution expenses, incurred in issuing the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. (See “Surrender Charges.”)

We deduct an annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit.

To determine the net annual premium, we will also deduct any extra amounts we charge for Insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy.

Charges Against the Policy Value    We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the Projected Insurance Amount, discounted at a net annual rate of 4%, less the Policy Value. The Projected Insurance Amount is the amount of insurance at the end of the Policy Year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the Attained Age of the Insured. For Select, Premier Non-Tobacco and Preferred Non-Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Standard, Premier Tobacco and Preferred Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. We also deduct a cost of insurance charge from the Cash Value of any paid-up additional insurance on each Policy Anniversary. If we receive an unscheduled premium on a day other than a Policy Anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy Year remaining. Our revenues attributable to this charge may exceed our costs attributable to this charge, in which case we may realize a gain.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy Anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy Debt that may result from a withdrawal, a decrease in the face amount of insurance, or a change to variable benefit paid-up insurance.

Charges Against the Separate Account Assets    There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The current charge is at the annual rate of .45% of the assets of the Separate Account, not to exceed a maximum annual rate of .60%. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends.”)

The Policies provide that a charge for taxes may be made against the assets of the Separate Account. We are not currently making a separate daily charge on assets for such taxes. The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables – Annual Portfolio Operating Expenses” and attached Fund prospectuses.)

Transaction Charges    The Policy provides for a fee of up to $25 for a transfer of assets among the Divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

Variable CompLife® Prospectus

Surrender Charges    If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth Policy Year, we will deduct a surrender charge from the Policy Value. Similarly, we will deduct a surrender charge on a change to paid-up insurance. (See “Paid-Up Insurance.”) A table of surrender charges is in the Policy.

The surrender charge consists of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy Year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy Year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy Year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy Years, if you pay premiums more frequently than annually, we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

	Premium Surrender Charge Percentage
For Policies surrendered after payment at the beginning of year	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%
15 and later	0%	0%

For Issue Ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charge will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an Insured ages 15-59, the surrender charge will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charge could equal or exceed the Policy Value but we will not apply the surrender charge to the value of any paid-up additional insurance.

Partial Surrenders    We will permit partial surrenders of a Policy so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy, except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The Cash Value and the Death Benefit will be proportionately reduced. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charge (based on the change in the face amounts) if a partial surrender takes place before you have paid the scheduled premium that is due at the beginning of the fifteenth Policy Year.

Optional Benefits    There is a separate charge for any optional benefit you have selected. (See “Other Policy Provisions—Optional Benefits.”) For a Policy with a Waiver of Premium Rider, the maximum charge is 5.1% of premium, and the minimum is 1.3% of premium. For a Policy with an Additional Purchase Benefit, the maximum charge is $2.21 per $1,000 of the benefit, and the minimum charge is $0.54 per $1,000 of the benefit.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses” and the attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums for the Minimum Guaranteed Death Benefit and the maximum charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy Debt outstanding and the surrender charge. If you are not paying premiums on an annual basis, we reduce the Cash Value for any premiums due later in the Policy Year.

Variable CompLife® Prospectus

We determine the Cash Value for a Policy at the end of each valuation period (typically 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. Alternatively, you may stop paying premiums when due and request that we apply the Cash Value to provide a reduced amount of fixed or variable paid-up insurance. (See “Paid-Up Insurance.”) Surrender proceeds may be paid under a payment plan requested by the Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

Annual Dividends

The Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed.

Dividend illustrations published at the time a life insurance policy is issued generally reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results.

If you receive dividends, you may use them to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. (See “Excess Amount.”) If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance or to pay premiums, or you may receive the dividend in cash. (See “Tax Considerations—Tax Treatment of Life Insurance.”) We will use dividends to increase the Policy Value if you give us no direction. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or you may receive the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to increase Policy Value or you may receive the dividend in cash. Dividends used to increase the Policy Value or to purchase variable paid-up additional insurance will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Policy Loans, Automatic Premium Loans, and Withdrawals

Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. For information on the tax treatment of loans and withdrawals, see “Tax Treatment of Policy Benefits” and consult with your tax advisor.

Policy Loans    You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center (1-866-424-2609). Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus.

Automatic Premium Loans    If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, and your Policy does not qualify for suspension of Premium Payments, a premium loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. A confirmation statement will be sent each time an automatic premium loan occurs.

General Loan Terms    Interest on a loan accrues at an annualized rate of interest. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the loan interest rate. The loan interest rate is applied to both the amount of the loan and all accrued interest. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%. Generally, if a higher rate is preferred, selecting the variable rate may be preferable. If you desire a smaller loan interest rate, the annual fixed, effective rate may be preferable.

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have

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assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified loan interest rate and .90% for the variable loan interest rate. For example, the earnings rate corresponding to the specified 5% loan interest rate is currently 4.10%.

A loan, even if it is repaid, will have a permanent effect on the Policy Value and Cash Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a loan between Policy Value and variable paid-up additional insurance in proportion to the amount of Cash Value attributable to each.

You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned unless such amounts are deemed to be de minimis according to our procedures. Except as described below, if we receive your loan payments before the close of trading on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your loan payments on or after the close of trading on the NYSE, we will credit payments as of the close of the next regular trading session of the NYSE and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the date we credit the payment. Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loans are effective as of the premium due date unless a loan payment is received between the premium due date and the date the Automatic Premium Loan is made. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date. Loan repayments are not subject to transaction fees.

Withdrawals    You may make a withdrawal if the Excess Amount is sufficient. (See “Excess Amount.”) A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy Debt outstanding. A maximum of four withdrawals are permitted per Policy Year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the Divisions.

A withdrawal of Policy Value decreases the Death Benefit by the same amount. If the Death Benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the Death Benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

Required Unscheduled Additional Premium    If cumulative withdrawals (including accumulation at a 4% annual interest rate) exceed the cumulative additional premiums which have been used to increase the Policy Value (including accumulation at a 4% annual interest rate) as of a date 25 days prior to your Policy Anniversary, we may require you to pay an unscheduled additional premium to increase Policy Value if there has been unfavorable investment experience since the most recent withdrawal. The minimum amount of Policy Value required to avoid an unscheduled additional premium depends on pre-established tabular values in your Policy for the Minimum Guaranteed Death Benefit. Any required unscheduled additional premium will be due the Policy Anniversary following written notice to you. If the additional premium is not paid and there is sufficient Policy Value, the Paid-Up or Automatic Premium Loan provision on your Policy will take effect. (See “Paid-Up Insurance” and “Policy Loans, Automatic Premium Loans and Withdrawals.”)

By way of example, assume that at issue you added additional premium to increase your Policy Value in the amount of $1,000, and no additional premiums are paid thereafter. On your 5th Policy Anniversary you withdraw $2,000 and no further withdrawals are made. During the 10th Policy Year, there is poor investment performance such that 25 days prior to your Policy Anniversary, the Policy Value is less than the tabular value pre-established in your Policy. To determine the maximum amount of required unscheduled premium, we accumulate the $1,000 in additional premium at a 4% annual interest rate for 10 years ($1,480.24), and the $2,000 in withdrawals at a 4% annual interest rate for 5 years ($2,433.31). The amount of required unscheduled premium we may request would be $2,433.31 minus $1,480.24, or $953.07.

If the required unscheduled additional premium is greater than the maximum premium loan available, you may request a partial loan and submit a premium payment for the remaining balance due. The due date for any unscheduled additional premium is the Policy Anniversary following written notice to you. Required unscheduled additional premium payments will be credited the date they are received if payments are received before market close (typically, 4:00 p.m. Eastern Time). Automatic Premium Loans used to pay Required Unscheduled Additional Premium will be credited as of the Policy Anniversary unless a loan payment is received between the Policy Anniversary and the date the Automatic Premium Loan is made.

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Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the sum of (1) the Tabular Value for the Minimum Guaranteed Death Benefit and (2) the Tabular Values for any Additional Protection in effect. The Tabular Values are set out in your Policy. Tabular Values are based on a whole life policy assuming (1) all premiums are paid when due, (2) no additional premiums or dividends are used to increase Policy Value, (3) a 4% level annual net rate of return, and (4) the maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy Year. Among other things, the Excess Amount determines amounts available for withdrawals. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

To demonstrate how Excess Amount is determined, assume the following Policy characteristics: (1) the Policy has a Minimum Guaranteed Death Benefit in the amount of $200,000; (2) the Policy has Additional Protection in the amount of $100,000; (3) the Policy Value is $90,000; (4) there are no premiums due later in the current Policy Year; and (5), according to the Policy, the Tabular Value is .20000 per $1 of insurance. The Excess Amount is $90,000 (Policy Value) minus $60,000, which is the sum of $40,000 ($200,000 of Minimum Guaranteed Death Benefit x .20000) plus $20,000 ($100,000 of Additional Protection x .20000). In this case, the Excess Amount is $30,000 ($90,000 - $60,000).

Paid-Up Insurance

The Paid-Up Insurance provision on your Policy will take effect automatically if you do not pay a premium when due or within the 31-day grace period and do not qualify for suspension of Premium Payments or you have elected to have premiums paid by Automatic Premium Loan and your Policy no longer has sufficient value for the loan. The Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection before or during the grace period. If the Paid-Up provision on your Policy takes effect before you have paid the Premium that is due at the beginning of the fifteenth year, we will deduct surrender changes from the Policy Value. (See “Deductions and Charges – Surrender Charges.”)

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31 day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) The minimum Cash Value for fixed benefit paid-up insurance is $1,000. If the Cash Value is less than $1,000 as of the last day of the grace period, we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the Cash Value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of Cash Value plus any Policy Debt as a net single premium at the Attained Age of the Insured. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance, these amounts are guaranteed. For variable paid-up insurance, neither the Death Benefit nor the Cash Value is guaranteed. Paid-up insurance remains in force for the lifetime of the Insured unless you surrender the Policy or the Policy terminates. While the Policy is in force as either fixed or variable benefit paid-up insurance, the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy Debt and the Policy loan interest rate will continue, and interest on the Policy loan will continue to accrue. (See “Policy Loans, Automatic Premium Loans, and Withdrawals.”)

Reinstatement

If a premium is due and remains unpaid at the end of the grace period, and the Policy does not qualify for premium suspension, the Policy will lapse (i.e., terminate as of the date the premium was due and no longer be in force), unless it is continued as paid-up insurance. The Policy may be reinstated after lapse while the Insured is alive within three years after the premium due date. The Insured must provide satisfactory evidence of insurability. Any premium or other payment due, including any applicable interest, will also be required. The Company may waive the requirement to provide satisfactory evidence of insurability if the reinstatement is applied for, and any premium or other payment due is paid, within 90 days after the premium due date and while the Insured is alive. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and variable paid-up additional insurance as if: minimum premiums had been paid when due; investment earnings for all Divisions, less charges against the Separate Account, had been credited at an annual effective rate of 4% for the period from the due date of the overdue premium to the date of reinstatement; and loan interest, less charges by the Company for expenses and taxes, had been credited to the Policy Value and to the Cash Value of variable paid-up additional insurance at an annual effective interest rate of 4% from the due date of the overdue premium until the date of reinstatement. We will make an adjustment for any Policy Debt or the debt may be reinstated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will not reflect a reduction for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited

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circumstances, we may allow payments into the Policy in the form of returned surrender proceeds in connection with a request to void a surrender or a withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures. The returned surrender or withdrawal proceeds will be reinvested at the unit value next determined for each Division after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender or withdrawal proceeds, satisfactory evidence of insurability, and any Premium Payments due. If we receive your request before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Proceeds will be applied to the same Divisions from which the surrender or withdrawal was made.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value, variable paid-up additional insurance, and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”), if at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange. There may be a cost associated with the exchange. The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date and Issue Age. The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws;

or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest insurance under the Policy after the insurance has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. If there is an increase in insurance because of an increase in scheduled premiums or payment of an unscheduled premium, and the increase was subject to insurability requirements, the increase will not be contestable after it has been in force during the lifetime of the Insured for two years from the date of issuance of the increase.

Suicide    If the Insured dies by suicide within one year from the Date of Issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy

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Debt and withdrawals and less the Cash Value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    If available in your state, there are two optional benefits available for purchase under the Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability. If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses” and “Deductions and Charges – Optional Benefits” for more information about the charges.) Any charge will continue to be assessed (1) as long as the benefit remains in force; or (2) until you decide you no longer need the benefit and let us know in writing at our Home Office. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans    The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, partial surrender, withdrawal, Death Benefit or loan proceeds, or payment plan benefits until the check or draft has been honored.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment on surrender is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, partial surrender, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

If we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

For each Policy Year, you will receive a statement showing the Death Benefit, Cash Value and any Policy loan (including

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interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. These statements will show your apportioned amounts among the Divisions. The Invested Assets may exceed the Cash Value of your Policy, because the Cash Value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy Year. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any Policy loan.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information, call 1-866-424-2609.

Special Policy for Employers

A reduced minimum amount applied for Policies where the insurance involved an employer-sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection was required to be at least $10,000, of which the Minimum Guaranteed Death Benefit must have been at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the Insured’s age when the Policy was issued. Premium rates for term insurance are set forth in the Policy.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the Insured or the Insured’s beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the Minimum Guaranteed Death Benefit and the initial amount of Additional Protection.

For certain situations where the insurance involves an employer-sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies were available for this purpose. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values and unit values, transfer among Divisions, change the allocation and obtain performance information. With your ID and password, you can also visit our website (www.northwesternmutual.com) to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about surrendering your Policy, please call your Financial Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transferred amounts must be allocated in whole percentages. (See “Allocations to the Separate Account—Transfers

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Between Divisions.”) Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar-cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. Not all models offered will be available under your Policy because you may only invest in up to ten Divisions at any time. We reserve the right to modify, suspend or terminate any asset allocation models at any time without affecting your current allocation.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the Death Benefit minus Policy Debt, Invested Assets and Cash Value would vary based on hypothetical investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We have designed your Policy to comply with these rules. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner's Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Polices will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular

Variable CompLife® Prospectus

investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash, used to purchase additional insurance or used to pay premiums, are generally taxable as withdrawals with a resulting reduction in basis. However, when the dividend is applied to increase Cash Value or to pay premiums, the reduction in the basis of the Policy is offset by a corresponding increase in basis. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term “net investment income” does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable.

Modified Endowment Contracts (MEC)    A Policy may be classified as a MEC if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay

Variable CompLife® Prospectus

limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured, if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax was repealed and the gift tax was subject to a $1 million exemption amount and a 35% maximum rate. The basis step-up for inherited assets was also replaced with a modified carryover basis. In December of 2010, Congress reinstated the estate tax, generation skipping transfer tax and the basis step-up rules for years 2010 to 2012, subject to an increased exemption limit of $5 million (single)/$10 million (married) (with inflation indexing in 2012) and a maximum rate of 35% (except the GSTT rate remains zero for 2010). Congress also extended the higher exemption limits to the gift tax for those years. Finally, any unused exemption limit may be carried over to the surviving spouse. Estates of decedents who died in 2010 can elect to apply the estate tax rules in effect in 2010 without regard to the reinstatement. Unless Congress again intervenes, the reinstatement will sunset in 2013 and the law will revert to the rules in effect in 2001($1 million exemption and 55% maximum tax rate).

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the

Variable CompLife® Prospectus

number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right     If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee.

Variable CompLife® Prospectus

IRS Notice 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans). These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 40% of the premium paid during the first Policy Year; 6% of the premium paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Variable CompLife® Prospectus

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ADDITIONAL PROTECTION

The additional coverage provided by the Policy, guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

NET PREMIUM

The amount of Premium Payment remaining after premium charges have been deducted.

NETWORK OFFICE

A principal office of a general agent of the Company.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The sum of Invested Assets and Policy Debt, and excluding any cash value of variable paid-up insurance.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

PROJECTED INSURANCE AMOUNT

An estimated annual amount of insurance that assumes a 4% interest rate on invested amounts.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

Variable CompLife® Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-424-2609. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable CompLife® Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

Variable CompLife® Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

VARIABLE COMPLIFE®

An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed

Death Benefit with Additional Protection in an integrated policy design (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the Policy described in this Statement of Additional Information. The Policies we currently offer are described in separate Prospectuses and Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with, the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-424-2609.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2010, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

B-1

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2010	$22,325,029
2009	$27,055,697
2008	$43,654,229

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2010, that are incorporated by reference in this Statement of Additional Information, and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2010, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-3989, filed on March 11, 2011. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling1-866-424-2609.

B-2

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2010	2009

Assets:
Bonds	$96,829	$91,004
Mortgage loans	21,291	21,024
Policy loans	14,472	13,717
Common and preferred stocks	9,170	5,918
Real estate	1,619	1,582
Other investments	9,902	8,587
Cash and temporary investments	1,928	2,610

Total investments	155,211	144,442

Due and accrued investment income	1,732	1,632
Net deferred tax assets	1,924	2,359
Deferred premium and other assets	2,508	2,403
Separate account assets	18,663	16,344

Total assets	$180,038	$167,180

Liabilities and Surplus:
Reserves for policy benefits	$133,066	$125,025
Policyowner dividends payable	4,859	4,730
Interest maintenance reserve	811	519
Asset valuation reserve	3,250	1,843
Income taxes payable	398	288
Other liabilities	4,606	6,028
Separate account liabilities	18,663	16,344

Total liabilities	165,653	154,777

Surplus:
Surplus notes	1,750	-
Unassigned surplus	12,635	12,403

Total surplus	14,385	12,403

Total liabilities and surplus	$180,038	$167,180

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2010	2009	2008

Revenue:
Premiums	$14,252	$13,062	$13,551
Net investment income	8,306	7,772	7,835
Other income	551	532	537

Total revenue	23,109	21,366	21,923

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,876	6,807	6,071
Net additions to policy benefit reserves	7,950	7,178	8,491
Net transfers to (from) separate accounts	382	(40)	(102)

Total benefits	15,208	13,945	14,460

Commissions and operating expenses	2,320	2,189	2,070

Total benefits and expenses	17,528	16,134	16,530

Gain from operations before dividends and taxes	5,581	5,232	5,393

Policyowner dividends	4,861	4,715	4,547

Gain from operations before taxes	720	517	846
Income tax expense (benefit)	(224)	42	(304)

Net gain from operations	944	475	1,150
Net realized capital gains (losses)	(188)	(154)	(667)

Net income	$756	$321	$483

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2010	2009	2008

Beginning of year balance	$12,403	$12,401	$12,106

Net income	756	321	483

Change in net unrealized capital gains (losses)	1,278	503	(3,483)

Change in net deferred tax assets	(119)	(204)	(20)

Change in nonadmitted assets and other	(276)	141	(178)

Change in asset valuation reserve	(1,407)	(820)	2,664

Change in surplus notes	1,750	-	-

Change in accounting principle	-	61	829

Net increase in surplus	1,982	2	295

End of year balance	$14,385	$12,403	$12,401

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Premiums and other income received	$10,169	$9,264	$9,379
Investment income received	8,309	7,779	7,838
Benefit payments to policyowners and beneficiaries	(7,206)	(7,122)	(6,442)
Net transfers (to) from separate accounts	(355)	66	121
Commissions, expenses and taxes paid	(1,988)	(1,644)	(2,115)

Net cash provided by operating activities	8,929	8,343	8,781

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	37,109	41,409	42,698
Common and preferred stocks	7,301	9,057	5,527
Mortgage loans	3,190	2,058	1,811
Real estate	138	460	199
Other investments	1,453	825	1,669

	49,191	53,809	51,904

Cost of investments acquired:
Bonds	42,791	53,306	46,592
Common and preferred stocks	8,970	7,408	5,121
Mortgage loans	3,488	1,411	2,659
Real estate	247	250	118
Other investments	2,350	1,658	2,712

	57,846	64,033	57,202

Disbursement of policy loans, net of repayments	755	834	1,087

Net cash applied to investing activities	(9,410)	(11,058)	(6,385)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,750	-	-
Net inflows (outflows) on deposit-type contracts	56	(20)	(84)
Other cash provided (applied)	(2,007)	538	(52)

Net cash provided by (applied to) financing and miscellaneous sources	(201)	518	(136)

Net increase (decrease) in cash and temporary investments	(682)	(2,197)	2,260

Cash and temporary investments, beginning of year	2,610	4,807	2,547

Cash and temporary investments, end of year	$1,928	$2,610	$4,807

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, the “Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). The Company had previously been granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate that is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2010. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from general account claims. Policyowners bear the investment performance risk associated with variable products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income. See Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Beneficiaries of the Company’s life insurance policies can choose any one of three options for payment of death benefits: (1) a single lump sum payment; (2) a payment plan consisting of a series of scheduled payments; or (3) deposit of the proceeds into an interest-bearing retained asset account (“Access Fund”). If the death benefit is $20,000 or greater and the beneficiary does not choose either of the first two options above, the proceeds will automatically be deposited into an Access Fund account on behalf of the beneficiary. The beneficiary receives negotiable drafts that they can use to access the balance in their account at their discretion.

Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2010 and 0.03% to 3.50% during 2009. The Company does not charge beneficiaries any fee to establish or maintain an Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

At each of December 31, 2010 and 2009, the total of Access Fund account balances held by the Company on behalf of beneficiaries was $1.2 billion and is included in reserves for policy benefits in the consolidated statement of financial position. Funds held on behalf of Access Fund account holders are maintained in a segmented portion of the Company’s general account and are invested primarily in short-term, liquid investments, which are reported as cash and temporary investments in the consolidated statement of financial position.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $30 million and $44 million at December 31, 2010 and 2009, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $197 million and $171 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $80 million, $83 million and $79 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 through February 28, 2011, the date these consolidated financial statements were available to be issued. Based on this evaluation, no events occurred subsequent to December 31, 2010 that are considered material to the Company’s financial position at that date or the results of its operations for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for bonds is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value and fair value of bonds at December 31, 2010 and 2009, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2010	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,945	$531	$(196)	$8,280
States, territories and possessions	699	5	(50)	654
Special revenue and assessments	17,248	800	(144)	17,904
All foreign governments	321	49	-	370
Hybrid securities	668	30	(37)	661
Industrial and miscellaneous	69,948	4,783	(665)	74,066

Total bonds	$96,829	$6,198	$(1,092)	$101,935

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$9,726	$293	$(413)	$9,606
States, territories and possessions	860	7	(65)	802
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	319	34	-	353
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

As of December 31, 2010, the Company’s investments in bonds were in a net unrealized gain position of $5.1 billion compared to a net unrealized gain position of $1.6 billion at December 31, 2009. The fair value of these securities reflects the relationship between the stated interest rate on the bonds and market interest rates at the respective reporting dates. The overall increase in fair value relative to statement value during 2010 was due primarily to reductions in market interest rates, including reductions in both risk-free market interest rates and, where relevant, market credit spreads.

Based on statement value, 90% of the Company’s bond portfolio was rated as investment-grade at each of December 31, 2010 and 2009. The investment-grade designation is based on an NAIC rating of “1” or “2”. As of December 31, 2010, the Company held below investment grade bonds with a statement value of $741 million that were previously classified as investment grade as of December 31, 2009 (“downgrades”). During 2010, the aggregate fair value of these bonds increased by $46 million. At December 31, 2010, the Company held bonds with an aggregate statement value of $207 million that were rated as investment grade at that date but had been rated as below investment grade at December 31, 2009 (“upgrades”). During 2010, the aggregate fair value of these bonds increased by $31 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as a reduction in risk-free market interest rates and the general narrowing of credit spreads during 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of bonds by NAIC rating category at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,945	$-	$-	$-	$-	$-	$7,945
States, territories and possessions	679	20	-	-	-	-	699
Special revenue and assessments	17,200	14	34	-	-	-	17,248
All foreign governments	274	47	-	-	-	-	321
Hybrid securities	494	112	10	45	-	7	668
Industrial and miscellaneous	33,307	27,164	3,994	3,501	1,811	171	69,948

Total bonds	$59,899	$27,357	$4,038	$3,546	$1,811	$178	$96,829

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$9,726	$-	$-	$-	$-	$-	$9,726
States, territories and possessions	776	84	-	-	-	-	860
Special revenue and assessments	14,786	-	-	-	-	-	14,786
All foreign governments	246	73	-	-	-	-	319
Hybrid securities	249	93	26	10	-	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

Statement value and fair value of bonds by contractual maturity at December 31, 2010 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,589	$1,630
Due after one year through five years	19,207	20,153
Due after five years through ten years	30,995	33,166
Due after ten years	19,683	20,740

	71,474	75,689

Mortgage-backed and structured securities	25,355	26,246

Total	$96,829	$101,935

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The tables below summarize the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2010 and 2009. On a statement value basis, 98% and 96% of the Company’s investments in these securities were rated as investment grade (rated “1” or “2” by the SVO) as of December 31, 2010 and 2009, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The increase in the investment grade percentage is primarily attributable to upgrades of certain commercial mortgage-backed securities (“CMBS”) holdings and sales of lower-rated securities during 2010.

December 31, 2010	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$16,517	$17,321	$-	$-	$16,517	$17,321
Other prime	1,248	1,275	-	-	1,248	1,275
Other below-prime	404	387	85	64	489	451
Commercial mortgage-backed:
Government agencies	596	588	-	-	596	588
Conduit	2,602	2,673	234	162	2,836	2,835
Re-REMIC	450	469	77	59	527	528
Collateralized debt obligations	40	33	36	26	76	59
Other commercial mortgage-backed	21	20	7	7	28	27
Other asset-backed	2,919	3,086	119	76	3,038	3,162

Total structured securities	$24,797	$25,852	$558	$394	$25,355	$26,246

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other prime	1,730	1,711	22	20	1,752	1,731
Other below-prime	495	442	147	111	642	553
Commercial mortgage-backed:
Government agencies	491	480	-	-	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized debt obligations	118	60	161	24	279	84
Other commercial mortgage-backed	61	62	9	7	70	69
Other asset-backed	3,682	3,760	223	79	3,905	3,839

Total structured securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2010 due to declining market yields for such securities. Narrower credit spreads during 2010 on securities not backed by the U.S. government resulted in a continued increase in the market values of other mortgage-backed and structured securities. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

As of December 31, 2010 and 2009, 91% and 84%, respectively, of the Company’s CMBS holdings were rated as investment grade (rated “1” or “2” by the SVO). Statement values of these securities by NAIC rating category and year of origination at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2010	$456	$-	$-	$-	$-	$-	$456
2009	354	-	-	-	-	-	354
2008	16	-	-	-	-	-	16
2007	480	9	-	58	23	-	570
2006	526	22	53	10	72	12	695
2005 & prior	1,813	33	49	41	28	8	1,972

Total	$3,645	$64	$102	$109	$123	$20	$4,063

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2009	$360	$-	$-	$-	$-	$-	$360
2008	10	-	-	-	-	-	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	-	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	-	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At each of December 31, 2010 and 2009, the statement value of sub-prime investments was $1 million. The statement value of Alt-A and other below-prime investments at December 31, 2010 and 2009 was $488 million and $641 million, respectively. At each of December 31, 2010 and 2009, the fair value of sub-prime investments was $1 million. The fair value of Alt-A and other below-prime investments was $451 million and $552 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2010 and 2009, 83% and 77%, respectively, were rated as investment-grade (rated “1” or “2” by the SVO).

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The maximum and minimum interest rates for mortgage loans originated during 2010 were 8.15% and 4%, respectively, while these rates during 2009 were 8.5% and 5.2%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated during 2010 and 2009 was 62% and 58%, respectively, with a maximum of 100% for any single loan during each of 2010 and 2009. Loans with a 100% loan-to-value ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced upon completion with conventional mortgage loans having a loan-to-value ratio between 50% and 70%. As of December 31, 2010 and 2009, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 65% and 72%, respectively. The overall decrease in the aggregate loan-to-value ratio during 2010 was primarily the result of improving fair values for the underlying collateral based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2010 and 2009 were as follows:

December 31, 2010	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$1,197	$2,341	$2,278	$219	$6,035
Office	1,703	2,324	1,455	200	5,682
Retail	636	2,923	1,773	190	5,522
Warehouse/Industrial	174	1,064	1,209	461	2,908
Other	90	722	224	108	1,144

Total	$3,800	$9,374	$6,939	$1,178	$21,291

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The statement value of mortgage loans by contractual maturity at December 31, 2010 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,173
Due after one year through two years	2,064
Due after two years through five years	6,466
Due after five years through eight years	6,473
Due after eight years	5,115

$21,291

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$1,785	$350	$1,523	$2,377	$-	$6,035
Office	1,842	672	1,241	1,927	-	5,682
Retail	1,928	635	1,409	1,550	-	5,522
Warehouse/Industrial	473	495	583	1,357	-	2,908
Other	189	239	448	268	-	1,144

Total	$6,217	$2,391	$5,204	$7,479	$-	$21,291

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$-	$6,442
Office	1,932	623	1,089	1,824	-	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	-	2,768
Other	154	244	400	243	-	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s fair value for common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) and cash flow modeling. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for preferred stocks is based primarily on internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$211	$92	$-	$184	$487
Office	81	406	149	181	817
Warehouse/Industrial	11	-	48	172	231
Other	59	-	25	-	84

Total	$362	$498	$222	$537	$1,619

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	-	49	170	231
Other	27	-	16	-	43

Total	$377	$508	$227	$470	$1,582

The Company’s home office properties are included in Midwest Office investments in the tables above and had an aggregate statement value of $260 million and $263 million at December 31, 2010 and 2009, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, leveraged buyout funds and other private equity limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are reported based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of other investments as of December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
	(in millions)
Unconsolidated non-insurance subsidiaries	$5,469	$4,721
Partnerships and LLCs	3,419	2,800
Low income housing tax credit properties	465	545
Leveraged leases	310	318
Derivative instruments	(12)	14
Oil and gas investments	60	74
Other	191	115

Total	$9,902	$8,587

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Bonds	$5,366	$4,932	$4,821
Mortgage loans	1,317	1,356	1,334
Policy loans	1,017	976	876
Common and preferred stocks	227	182	214
Real estate	210	231	263
Derivative instruments	24	19	-
Other investments	571	428	770
Amortization of IMR	37	39	35

Gross investment income	8,769	8,163	8,313
Less: investment expenses	463	391	478

Net investment income	$8,306	$7,772	$7,835

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31, 2010			For the year ended December 31, 2009			For the year ended December 31, 2008
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
		(in millions)			(in millions)			(in millions)

Bonds	$766	$(711)	$55	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)
Common and preferred stocks	581	(285)	296	1,101	(695)	406	773	(1,342)	(569)
Mortgage loans	-	(32)	(32)	-	(8)	(8)	-	(2)	(2)
Real estate	54	(9)	45	232	(17)	215	82	(4)	78
Other investments	413	(535)	(122)	897	(1,402)	(505)	1,416	(1,205)	211

Subtotal	$1,814	$(1,572)	242	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)

Less: IMR gains (losses)			396			563			(705)
Less: Capital gains tax (benefit)			34			(316)			(149)

Net realized capital gains (losses)			$(188)			$(154)			$(667)

Realized gains and losses on sales of bonds and common and preferred stock are generally the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization. Realized losses also include valuation adjustments resulting from declines in value considered to be other-than-temporary, as discussed below. Realized gains and losses for other investments are primarily due to foreign currency futures and equity futures (see Note 4 regarding the Company’s use of derivatives). During 2010, 2009 and 2008, realized losses of $119 million, $175 million and $156 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $24 billion, $32 billion and $34 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Bonds	$(16)	$117	$(356)
Common and preferred stocks	1,286	903	(3,604)
Other investments	359	(316)	(831)

	1,629	704	(4,791)

Change in deferred taxes	(351)	(201)	1,308

Change in net unrealized capital gains (losses)	$1,278	$503	$(3,483)

The changes in net unrealized capital gains and losses during 2010 and 2009 were due primarily to the appreciation in the fair value of common stocks and other investments. Net unrealized capital

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

gains (losses) included ($265) million, ($311) million and ($460) million for the years ended December 31, 2010, 2009 and 2008, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as unrealized gains and losses under the equity method of accounting until net gains are distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also includes valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$14,489	$13,918	$(571)	$3,978	$3,202	$(776)
Common and preferred stocks	902	831	(71)	714	549	(165)

Total	$15,391	$14,749	$(642)	$4,692	$3,751	$(941)

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

At December 31, 2010 and 2009, $470 million and $1.2 billion, respectively, of the unrealized losses for greater than 12 months were related to structured securities, primarily CMBS. During 2010, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost decreased due primarily to a reduction in risk-free market interest rates and the general narrowing of credit spreads. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the impairment review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances.

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

extent to which fair value has been less than cost; (2) the financial condition and near-term financial prospects of the issuer; and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security takes into consideration broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Realized capital losses recognized due to declines in fair value of investments that were considered to be other-than-temporary were $496 million, $749 million and $960 million for the years ended December 31, 2010, 2009 and 2008, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2010	2009	2008
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(259)	$(166)	$(157)
Financial services	(65)	(69)	(366)
Consumer discretionary	(39)	(133)	(82)
Industrials	(24)	(48)	(30)
Energy	(4)	(25)	(98)
Technology	(1)	(7)	(25)
Health care	-	-	(41)
Other	-	(74)	(53)

Subtotal	(392)	(522)	(852)

Other investments:
Real estate and RE funds	(67)	(151)	(88)
Mortgage loans	(32)	(8)	-
Security partnerships	(5)	(52)	(10)
Energy holdings	-	(12)	(10)
Derivatives	-	(4)	-

Subtotal	(104)	(227)	(108)

Total	$(496)	$(749)	$(960)

The $392 million in total valuation adjustments for bonds and stocks during 2010 was comprised of $357 million for bonds and $35 million for common stocks. The $259 million of structured securities valuation adjustments recorded during 2010 included $154 million of CMBS, $28 million of collateralized debt obligation securities (“CDOs”), $11 million for residential mortgage-backed securities and $66 million for other asset-backed securities.

During 2009 these valuation adjustments included $449 million for bonds, $62 million for common stocks, and $11 million for preferred stocks. The $166 million of valuation adjustments recorded for structured securities during 2009 included $79 million of CDOs and $62 million for CMBS, including CDOs backed by CMBS.

In addition to the realized losses above, $23 million, $40 million and $77 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2010, 2009 and 2008, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2010, including the basis for the adjustment, were as follows:

	Amortized Cost Basis Before Other-than- Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate intent to sell	$-	$-	$-

Aggregate inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis	-	-	-

Aggregate present value of cash flows expected to be collected is less than the amortized cost basis of the security	340	(189)	92

Total	$340	$(189)	$92

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

The Company manages the lending of fixed income securities directly, while the lending of equity securities was administered by a lending agent and collateral investment manager. The Company discontinued its equity lending program during 2010. At December 31, 2010 and 2009, the aggregate statement value of loaned securities was $1.3 billion and $2.9 billion, respectively, while the aggregate fair value of these loaned securities was $1.3 billion and $2.7 billion, respectively. Of the securities on loan at December 31, 2010 and 2009, substantially all were fixed income securities. The Company has established the following guidelines with respect to counterparty risk in its direct securities lending program:

•	The Company holds collateral of no less than 102% of the market value of the securities on loan plus accrued interest.

•	Collateral is marked-to-market each business day that a security is on loan.

•	Only cash, U.S. government securities, or repurchase agreements collateralized by U.S. government securities are accepted as collateral.

•	Cash collateral is reinvested only in U.S. government securities, or other highly-rated, liquid securities, including commercial paper and money-market funds

•

The aggregate market value of securities on loan to any individual counterparty is subject to a maximum of 2.5% of invested assets. Lending counterparties must be rated A- (or an equivalent) or higher.

•	At no time is the weighted average maturity of the investment collateral pool permitted to exceed the weighted average term of the securities on loan by more than 60 days.

At December 31, 2010 and 2009, securities lending collateral held by the Company was $1.3 billion and $2.9 billion, respectively, which is included in the consolidated statement of financial position in the investment asset categories in which it was reinvested, with the offsetting collateral liability of $1.3 billion and $2.9 billion, respectively, included in other liabilities in the consolidated statement of financial position. The statement value of reinvested collateral held at

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

December 31, 2010 included $928 million in bonds and $414 million in cash and temporary investments. The statement value of reinvested collateral held at December 31, 2009 included $1.3 billion in bonds and $1.6 billion in cash and temporary investments.

The following table summarizes the terms of securities loaned and the amounts of cash collateral received under securities lending agreements.

	December 31,
	2010	2009
	(in millions)

Open terms	$948	$2,261
30 days or less	400	400
31-60 days	-	90
Greater than 90 days	-	100

Total	$1,348	$2,851

Potential liquidity needs related to the return of collateral are anticipated to be met through sale of the investments purchased with the cash collateral. Additionally, liquidity needs related to the securities lending program are part of the Company’s overall asset/liability management program. As such, cash flows from both operations and investment activities, as well as the ability to draw upon the Company’s liquid assets, support any potential liquidity needs of this program. The Company’s liquid assets include cash equivalents, short-term investments, U.S. Treasury and government agency securities, other marketable fixed-income securities and publicly-traded common stocks.

The following table summarizes the term and amounts of reinvested collateral at December 31, 2010 and 2009.

	December 31,
	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
		(in millions)
30 days or less	$451	$452	$1,332	$1,332
31-60 days	33	33	459	460
61-90 days	59	60	103	103
91-120 days	10	10	107	108
121-180 days	72	72	502	508
181-365 days	79	79	261	261
1-2 years	419	419	90	92
2-3 years	111	111	37	37
Greater than 3 years	108	107	6	6

Total	$1,342	$1,343	$2,897	$2,907

Prior to the discontinuation of the Company’s equity securities lending program during 2010, collateral amounts were held by a trustee on behalf of the Company. Under that program, the trustee held collateral with an aggregate cost of $73 million and an aggregate fair value of $70

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

million at December 31, 2009. Because the collateral was held by a trustee, these assets are not included in the consolidated statement of financial position at that date.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2010 and 2009, the aggregate statement value of loaned securities held by the separate accounts was $11 million and $85 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company were deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31, 2010 and 2009, the aggregate statement value of the pledged securities was $1.7 billion and $2.1 billion, respectively, while the aggregate fair value of those securities was $1.5 billion and $1.4 billion, respectively. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities are included in bonds in the consolidated statement of financial position.

At December 31, 2010 and 2009, the outstanding borrowings related to this funding transaction were $353 million and $600 million, respectively, which is included in other liabilities in the consolidated statement of financial position. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2010 and 2009 was $10 million and less than $100,000, respectively.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter, and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible cash market investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2010 and 2009, the Company held $129 million and $97 million, respectively, of collateral under these agreements. The collateral is included in cash and temporary investments in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments. As a result, these instruments are reported at fair value as of December 31, 2010 and 2009. Unrealized capital gains of $7 million and $26 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency swaps are used to mitigate the interest rate and/or foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on rates specified at trade inception. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $37 million and $239 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $19 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $0 and $73 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no direct

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

positions in these instruments at December 31, 2010 or 2009.

Short total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $8 million were recognized during 2010 and 2009, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $2 million and unrealized capital gains of $17 million were recognized during 2010 and 2009, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2010 or 2009 on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Equity collars are used to mitigate market risk for investments in common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $0 and less than $1 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital gains of $3 million and unrealized capital losses of $22 million were recognized during 2010 and 2009, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $585 million and $1.7 billion during 2010 and 2009, respectively. Realized capital gains of $3 million and $73 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $2 million and $7 million during 2010 and 2009, respectively. Realized capital gains of $4 million and $72 million were recognized during 2010 and 2009, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $14 million and $0 during 2010 and 2009, respectively. Realized capital losses of $2 million and $0 were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $6 million and $2 million during 2010 and 2009. Realized capital gains of $0 and $11 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2010 or 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts at December 31, 2010 and 2009 was $0 and $10 million, respectively. At December 31, 2010 and 2009, the fair value of CDS contracts outstanding was $0 and less than $1 million, respectively.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($10) million and ($11) million during 2010 and 2009, respectively. Realized capital gains of less than $1 million and realized capital losses of $3 million were recognized during 2010 and 2009, respectively, upon termination of these contracts. The fair value of written equity call options as of December 31, 2010 was ($39) million. The Company held no positions in these instruments at December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$12	$89	$1,025	$13	$69
Interest rate swaps	52	-	13	52	-	11
Swaptions	-	-	-	-	-	-
Foreign exchange contracts
Cross currency swaps	807	(108)	(58)	807	(86)	(55)
Foreign currency covers	-	-	-	-	-	-
Credit contracts
Credit default swaps	52	-	-	52	-	-

Total derivatives designated as hedging instruments	$1,936	$(96)	$44	$1,936	$(73)	$25

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$-	$5	$150	$-	$(1)
Swaptions	2,157	106	106	1,871	83	83
Fixed futures	2,882	-	-	-	-	-
Foreign exchange contracts
Foreign currency forwards	1,217	2	2	595	10	10
Foreign currency futures	-	-	-	-	-	-
Equity contracts
Equity total return swaps	212	19	19	71	1	1
Equity futures	274	-	-	-	-	-
Equity options	716	(39)	(39)	-	-	-
Credit contracts
Credit default swaps	181	(4)	(4)	224	(7)	(7)

Total derivatives not designated as hedging instruments	$7,789	$84	$89	$2,911	$87	$86

Total derivatives	$9,725	$(12)	$133	$4,847	$14	$111

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects on the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$-	$-	$-

Total derivatives in fair value hedging relationships		$-	$-	$-

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$-	$-	$-
Interest rate swaps	Net realized capital gains (losses)	-	-	2
Swaptions	Net realized capital gains (losses)	-	-	-
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	-	(3)	-
Foreign currency covers	Net realized capital gains (losses)	-	-	-

Total derivatives in cash flow hedging relationships		$-	$(3)	$2

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$-	$10	$(35)
Swaptions	Net realized capital gains (losses)	-	-	-
Fixed futures	Net realized capital gains (losses)	(28)	50	137
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(12)	(9)	131
Foreign currency futures	Net realized capital gains (losses)	-	(171)	194
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	(22)	51	(36)
Equity futures	Net realized capital gains (losses)	(25)	(321)	(58)
Equity options	Net realized capital gains (losses)	-	(2)	2
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	-	-	4
Credit contracts
Credit default swaps	Net realized capital gains (losses)	-	10	11

Total derivatives not designated as hedging instruments		$(87)	$(382)	$350

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Life insurance reserves	$118,706	$111,534
Annuity reserves and deposit liabilities	7,512	7,130
Disability and long-term care unpaid claims and claim reserves	4,098	3,938
Disability and long-term care active life reserves	2,750	2,423

Total reserves for policy benefits	$133,066	$125,025

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2010, the Company had $1.2 trillion of total life insurance in-force, including $5.5 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums can be less than net premiums because they are the result of different calculations. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued in 2006 and 2005, resulting in an $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2010. Because of these and other reserve adjustments made directly to surplus, the difference between reserves for policy benefits at December 31, 2010 and 2009 as shown in the consolidated statement of financial position will not equal the net additions to policy benefit reserves in the consolidated statement of financial position for the year ended December 31, 2010.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. As of January 1, 2009, the Company also implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of deficiency reserves for term life insurance policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2010 and 2009, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2010	2009
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$969	$990
- at book value less surrender charge of 5% or more	502	420
- at book value without adjustment	3,895	3,692

Not subject to discretionary withdrawal	2,146	2,028

Total	$7,512	$7,130

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.1 billion and $3.9 billion at December 31, 2010 and 2009, respectively. Changes in these reserves for the years ended December 31, 2010 and 2009 were as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at January 1	$3,938	$3,744

Incurred related to:
Current year	588	551
Prior years	102	130

Total incurred	690	681

Paid related to:
Current year	(21)	(20)
Prior years	(509)	(467)

Total paid	(530)	(487)

Balance at December 31	$4,098	$3,938

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The Company’s reserve balances at December 31, 2010 increased by $100 million as a result of these recapture transactions, primarily related to active life reserves. See Note 9 for more information regarding this reinsurance recapture.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Gross	Net	Gross	Net
		(in millions)

Ordinary new business	$202	$79	$185	$70
Ordinary renewal	1,932	1,601	1,850	1,539

Total deferred and uncollected premiums	$2,134	$1,680	$2,035	$1,609

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(in millions)

Subject to discretionary withdrawal	$15,341	$13,524
Not subject to discretionary withdrawal	3,198	2,609
Non-policy liabilities	124	211

Total separate account liabilities	$18,663	$16,344

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2010 and 2009 was $119 million and $384 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $15 million and $18 million attributable to GMDB at December 31, 2010 and 2009, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion, $1.2 billion and $1.4 billion during the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,819	$1,319	$1,619
Transfers from separate accounts	(1,437)	(1,359)	(1,721)

Net transfers to (from) separate accounts	$382	$(40)	$(102)

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax-qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $275 million and $70 million to the qualified employee retirement plan during the years ended December 31, 2010 and 2009, respectively. The Company does not expect to make a contribution in 2011.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the projected benefit obligation at December 31, 2009 by $5 million and reduced net periodic benefit cost by $3 million for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2010 and 2009, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets at January 1	$2,418	$1,992	$69	$62
Changes in plan assets:
Actual return on plan assets	367	419	11	13
Company contributions	275	70	-	-
Actual plan benefits paid	(68)	(63)	(7)	(6)

Fair value of plan assets at December 31	$2,992	$2,418	$73	$69

Projected benefit obligation at January 1	$2,544	$2,368	$290	$269
Changes in benefit obligation:
Service cost of benefits earned	84	83	26	25
Interest cost on projected obligations	154	147	21	16
Projected gross plan benefits paid	(82)	(73)	(22)	(16)
Projected Medicare Part D reimbursement	-	-	1	1
Experience losses (gains)	177	19	99	-
Plan amendments	1	-	-	(5)

Projected benefit obligation at December 31	$2,878	$2,544	$415	$290

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public and private common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2010 and 2009 were as follows:

	Target Allocation		Defined Benefit Plans		Postretirement Benefit Plans

	2010	2009	2010	2009	2010	2009

Bonds	34%	40%	32%	38%	32%	38%
Equity securities	65%	58%	66%	59%	66%	59%
Other investments	1%	2%	2%	3%	2%	3%

Total assets	100%	100%	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.5 billion and $2.2 billion at December 31, 2010 and 2009, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2010 and 2009 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
PBO	$59	$73	$247	$231
ABO	39	43	-	-

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2010, 2009 and 2008 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Projected benefit obligation:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

The PBO for postretirement benefits at December 31, 2010 assumed an annual increase in future retiree medical costs of 8.0%, grading down to 5% over six years and remaining level thereafter. At December 31, 2009 the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5% over three years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by $28 million and net periodic postretirement benefit expense for the year ended December 31, 2010 by $4 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2010 and net periodic postretirement benefit expense for the year ended December 31, 2010 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

signed into law. One of the provisions of the new laws created an excise tax in 2018 on health plans that have an aggregate value greater than a threshold amount. The impact on the Company’s PBO for postretirement medical benefit from this new excise tax is estimated to be an increase of $36 million, which will be included in the calculation of the plan’s January 1, 2011 obligation. A second provision of the new laws revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the liability for postretirement benefits without regard to the tax-free subsidy. As a result of the law change, the related deferred tax assets of $11 million were reduced as a direct adjustment to surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2010 and 2009:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets	$2,992	$2,418	$73	$69
Projected benefit obligation	2,878	2,544	415	290

Funded status	114	(126)	(342)	(221)

Unrecognized net experience losses	665	691	132	42
Unrecognized prior service cost	1	-	(4)	(5)
Unrecognized initial net asset	(515)	(516)	-	-
Additional minimum liability	(14)	(10)	-	-
Nonadmitted asset	(731)	(493)	-	-

Net pension liability	$(480)	$(454)	$(214)	$(184)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial net asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $14 million, $10 million and $9 million at December 31, 2010, 2009 and 2008, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The components of net periodic benefit cost for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$84	$83	$90	$26	$25	$29
Interest cost on projected obligations	154	147	147	21	16	15
Amortization of experience gains and losses	33	61	4	3	2	-
Amortization of initial net asset	(2)	(28)	-	-	-	-
Expected return on plan assets	(192)	(160)	(218)	(5)	(5)	(7)

Net periodic benefit cost	$77	$103	$23	$45	$38	$37

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2011 through 2020 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2011	$95	$20
2012	105	23
2013	116	25
2014	128	29
2015	142	32
2016-2020	969	221

Total	$1,555	$350

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2010, 2009 and 2008, the Company expensed total contributions to these plans of $31 million, $30 million and $29 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2010 and 2009 were reported net of ceded reserves of $1.6 billion and $1.7 billion, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)

Direct premium revenue	$14,984	$13,910	$14,356
Premiums ceded	(732)	(848)	(805)

Net premium revenue	$14,252	$13,062	$13,551

Direct benefit expense	$15,583	$14,458	$15,027
Benefits ceded	(375)	(513)	(567)

Net benefit expense	$15,208	$13,945	$14,460

In addition, the Company received $146 million, $194 million and $184 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2010 and 2009 that were considered by management to be uncollectible.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The impact on the Company’s financial statements at December 31, 2010 from these recapture transactions increased investments by $67 million and policy benefit reserves by $100 million, with a resulting decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC
NM Investment Holdings, Inc.

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Tax payable on ordinary income	$(33)	$52	$97
Tax credits	(185)	(43)	(122)
Increase (decrease) in contingent tax liabilities	(6)	33	(279)

Total current tax expense (benefit)	$(224)	$42	$(304)

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 9% and 91% for the years ended December 31, 2010, 2009 and 2008, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $253 million during the year ended December 31, 2010, received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million during the year ended December 31, 2008. Income taxes paid in 2010 and prior years of $1.1 billion are available at December 31, 2010 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Changes in the amount of contingent tax liabilities for the year ended December 31, 2010 were as follows (in millions):

Balance at January 1, 2010	$418

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	(6)

Balance at December 31, 2010	$412

Included in the balance at December 31, 2010 are $386 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2010, 2009 and 2008, the Company recognized $(28) million, $19 million and $(38) million, respectively, in interest-related expense (benefit). The Company had $27 million and $55 million accrued for the payment of interest at December 31, 2010 and 2009, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009	Change
	(in millions)

Deferred tax assets:
Policy acquisition costs	$993	$955	$38
Investments	155	226	(71)
Policy benefit liabilities	1,766	1,645	121
Benefit plan obligations	511	495	16
Guaranty fund assessments	11	11	-
Nonadmitted assets	62	69	(7)
Other	76	159	(83)

Adjusted gross deferred tax assets	3,574	3,560	14

Nonadmitted deferred tax assets	-	-	-

Admitted adjusted deferred tax assets	3,574	3,560	14

Deferred tax liabilities:
Premiums and other receivables	676	603	73
Investments	968	590	378
Other	6	8	(2)

Gross deferred tax liabilities	1,650	1,201	449

Net admitted adjusted gross deferred tax assets	$1,924	$2,359	$(435)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Adjusted gross deferred tax assets at December 31, 2010 included $3.4 billion related to temporary differences that were ordinary in nature and $0.2 billion related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2010 included $0.9 billion related to temporary differences that were ordinary in nature and $0.7 billion related to temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for the years ending December 31, 2009 and 2010. In October 2010, the NAIC extended SSAP 10R through December 31, 2011and requires certain additional disclosures, including any impact on valuation of gross deferred tax assets from future tax planning strategies. The Company did not assume the benefit of future tax planning strategies in its valuation of gross deferred tax assets at December 31, 2010 and 2009.

SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. Insurers that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At both December 31, 2010 and 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At both December 31, 2010 and 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2010 and 2009 would have exceeded the previous SSAP 10 limit by $97 million and $544 million, respectively, which would have reduced surplus in the consolidated statement of financial position by the same amounts compared to the result under SSAP 10R. Of these amounts, $97 million and $544 million were ordinary in nature at December 31, 2010 and 2009, respectively.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)			(in millions)			(in millions)
One year reversal and 10% surplus limit:
Federal taxes recoverable from taxes paid in prior years	$696	$55	$751	$894	$71	$965	$(198)	$(16)	$(214)

DTAs expected to be realized within one year	1,076	-	1,076	849	-	849	227	-	227

Remaining DTAs to be offset against DTLs	1,557	93	1,650	1,054	146	1,200	503	(53)	450

Three year reversal and 15% surplus limit:
Federal taxes recoverable from taxes paid in prior years	650	101	751	819	146	965	(169)	(45)	(214)

DTAs expected to be realized within three years	1,737	-	1,737	1,466	-	1,466	271	-	271

Remaining DTAs to be offset against DTLs	1,040	47	1,087	1,058	71	1,129	(18)	(24)	(42)

Stautory capital and surplus:
10 percent of statutory capital and surplus	N/A	N/A	1,179	N/A	N/A	977	N/A	N/A	202

15 percent of statutory capital and surplus	N/A	N/A	1,769	N/A	N/A	1,466	N/A	N/A	303

Risk-based capital levels:
Total adjusted capital	N/A	N/A	20,065	N/A	N/A	16,611	N/A	N/A	3,454
Authorized control level	N/A	N/A	2,142	N/A	N/A	1,810	N/A	N/A	332

Admitted deferred tax assets	3,330	148	3,478	2,799	217	3,016	531	(69)	462
Admitted assets	N/A	N/A	3,478	N/A	N/A	3,016	N/A	N/A	462
Adjusted statutory surplus	N/A	N/A	11,788	N/A	N/A	9,670	N/A	N/A	2,118
Total adjusted capital from DTAs	N/A	N/A	1,924	N/A	N/A	2,359	N/A	N/A	(435)

Increased amounts from use of three-year reversal and 15% surplus limit:
Admitted deferred tax assets	97	-	97	544	-	544	(447)	-	(447)
Admitted assets	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)
Adjusted statutory surplus	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2010 and 2009, the Company’s investment in Russell common stock was included in common and preferred stocks in the consolidated statement of financial position at $458 million and $154 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion at both dates.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $759 million and $746 million at December 31, 2010 and December 31, 2009, respectively, and net income as reported in the consolidated statement of operations would have been lower by $14 million, $16 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

During 2010, the Company received common stock dividends from Russell in the amount of $23 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009.

During 2010, Russell entered into a revolving line of credit of up to $250 million with an unaffiliated lender, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2010. During each of 2010 and 2009, the Company received payments of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $215 million and $180 million at December 31, 2010 and 2009, respectively.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. On January 12, 2009, the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $110 million and $519 million of junior preferred stock and warrants under this agreement during 2010 and 2009, respectively, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which is reported as an unrealized gain in the Company’s consolidated statement of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed income notes, junior preferred stock and warrants issued by Russell to the Company.

During 2010 and 2009, Russell redeemed $561 million and $24 million, respectively, of junior preferred stock and cancelled warrants under this agreement, leaving $44 million and $495 million of junior preferred stock and warrants outstanding at December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company held 15 million and 39 million warrants, respectively, which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $7.61, would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company reports the warrants held at December 31, 2010 and 2009, at a value equal to the incremental fair value attributable to the Company’s increased ownership percentage as a result of the warrant. During 2010, Russell satisfied its remaining obligations relating to the Lehman Brothers Holdings Inc. securities held by its

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

sponsored funds, and the Company has no further obligation to purchase junior preferred stock and warrants issued by Russell in connection with this obligation. The Company earned $32 million and $17 million in dividends on Russell junior preferred stock during 2010 and 2009, respectively.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $28 million and $27 million in dividends on Russell senior preferred stock during 2010 and 2009, respectively.

During 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009 and were reported in net investment income in the consolidated statement of operations for the year then ended.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Common stock	$458	$154
Fixed income notes	-	180
Senior preferred stock	350	350
Junior preferred stock	42	488
Warrants	2	7

Total	$852	$1,179

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2010. If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation payments are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees the Company has the right to recover payments made under the agreements. The maximum aggregate exposure under these guarantees was $476 million at December 31, 2010. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.9 billion at December 31, 2010 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2010 and 2009.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2010.

13.	Related Party Transactions

During each of 2010 and 2009, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2010 was $449 million and $564 million, respectively. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. These capital contributions were accounted for at the lower of book value or fair value, resulting in a realized capital loss of $11 million for the year ended December 31, 2010 and no realized gain or loss for the year ended December 31, 2009.

During 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009, the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008, the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions.

14.	Surplus Notes

On March 26, 2010, the Company issued Surplus Notes (“Notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The Notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the Notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $54 million in interest expense on the Notes for the year ended December 31, 2010 upon approval of the first semi-annual interest payment due September 30, 2010.

The Bank of New York Mellon serves as the fiscal agent for the Notes. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The Notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The Notes are not redeemable at the option of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any note holder. The Notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, excluding accrued interest as of the date on which the Notes are to be redeemed, discounted on a semi-annual basis at the adjusted treasury rate plus 25 basis points.

No affiliates of the Company hold any portion of the Notes. The Notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the Notes was Nippon Life Insurance Company of Japan, which held $250 million in principal at December 31, 2010.

15.	Fair Value of Financial Instruments

On December 5, 2009 the NAIC issued Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (“SSAP 100”), with an effective date of December 31, 2010. SSAP 100 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (“exit price”). Previous statutory guidance allowed either exit price or entry price to be utilized in fair value measurements. At December 31, 2009, the Company utilized fair value measurement techniques similar to those required by SSAP 100. Accordingly, the adoption of SSAP 100 had no impact on the Company’s consolidated financial position or its fair value disclosures as of December 31, 2010 and 2009.

The fair value of investment assets and certain policy liabilities at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Statement Value	Fair Value	Statement Value	Fair Value
		(in millions)
Investment assets:
Bonds	$96,829	$101,935	$91,004	$92,568
Mortgage loans	21,291	22,038	21,024	19,847
Policy loans	14,472	14,472	13,717	13,717
Common and preferred stocks	9,170	10,493	5,918	7,499
Real estate	1,619	1,964	1,582	1,893
Other investments	9,902	10,765	8,587	9,320
Cash and temporary investments	1,928	1,928	2,610	2,610

Total investment assets	$155,211	$163,595	$144,442	$147,454

Liabilities:
Investment-type insurance reserves	$5,353	$4,974	$5,078	$4,714
Secured borrowing	353	349	600	585
Liabilities held under securities lending	1,349	1,349	2,852	2,852

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

At December 31, 2010 and 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data. The fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities. The Company’s secured borrowing is backed by pledged securities with fair values in excess of the stated value of the loan. As such, fair value of the borrowing approximates the stated value. See Note 3 for more information related to the Company’s secured borrowing. Liabilities held under the Company’s securities lending program represent the fair value of collateral assets held by the Company that are at least equal to 102% of the securities loaned. See Note 3 for more information on the Company’s securities lending program.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. SSAP 100 requires that estimates of fair value be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company. Active markets are defined as having the following characteristics: (1) many transactions; (2) current prices; (3) price quotes not varying substantially among market makers; (4) narrow bid/ask spreads; and (5) most information publicly available.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

inputs. There have been no changes in the valuation methodologies used at December 31, 2010 and 2009.

For purposes of statutory accounting, investments that are held at fair value at the end of the prior reporting period and are measured at fair value at the end of the current period are considered to be measured at fair value on a recurring basis. The table below presents the common stocks and separate account assets reported at fair value on a recurring basis in the consolidated statement of financial position as of December 31, 2010. Bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement values of derivatives reported at fair value as of December 31, 2010 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value as they are reported using the equity method.

	December 31, 2010
	Level	Level	Level
	1	2	3	Total
		(in millions)
General account common stocks	$6,981	$-	$571	$7,552
Separate accounts:
Mutual fund investments	15,574	-	-	15,574
Other benefit plan assets	16	7	1	24
Pension and postretirement assets:
Bonds	-	997	7	1,004
Public and private equities	1,785	-	14	1,799
Preferred stock	5	4	6	15
Cash and Short term securities	52	-	-	52
Other assets/liabilities	1	-	194	195

Subtotal pension and postretirement assets	1,843	1,001	221	3,065

Total	$24,414	$1,008	$793	$26,215

The Company reviews fair value measurements and the related inputs at the end of each reporting period. Whenever applicable, the Company may transfer assets reported at fair value on a recurring basis between levels based upon the quality of inputs available at the end of each reporting period. There were no material asset transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2010.

	For the year ended December 31, 2010
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$664	$20	$33	$(156)	$10	$571
Separate accounts:
Other benefit plan assets	1	-	-	-	-	1
Pension and postretirement assets:
Bonds	11	1	(1)	(3)	(1)	7
Public and private equities	13	1	5	(5)	-	14
Preferred stock	2	-	-	4	-	6
Other assets/liabilities	156	7	15	16	-	194

Subtotal pension and postretirement assets	182	9	19	12	(1)	221

Total	$847	$29	$52	$(144)	$9	$793

Report of Independent Auditors

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 1.

February 28, 2011